                                                                SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 23
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This amendment dated as of May 2, 2011, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Agreement to permanently reduce the advisory fee payable by the Invesco Van Kampen V.I. Capital Growth Fund and Invesco V.I. Capital Development Fund effective May 2, 2011;

     NOW,  THEREFORE,  the  parties  agree  that:

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                                     EFFECTIVE  DATE  OF
NAME  OF  FUND                                                       ADVISORY  AGREEMENT
-----------------------------------------------------------------    -------------------
Invesco V.I. Balanced-Risk Allocation Fund                           January 7, 2011
Invesco V.I. Basic Balanced Fund                                     May 1, 2000
Invesco V.I. Basic Value Fund                                        September 10, 2001
Invesco V.I. Capital Appreciation Fund                               May 1, 2000
Invesco V.I. Capital Development Fund                                May 1, 2000
Invesco V.I. Core Equity Fund                                        May 1, 2000
Invesco V.I. Diversified Income Fund                                 May 1, 2000
Invesco V.I. Dynamics Fund                                           April 30, 2004
Invesco V.I. Financial Services Fund                                 April 30, 2004
Invesco V.I. Global Health Care Fund                                 April 30, 2004
Invesco V.I. Global Multi-Asset Fund                                 October 22, 2008
Invesco V.I. Global Real Estate Fund                                 April 30, 2004
Invesco V.I. Government Securities Fund                              May 1, 2000
Invesco V.I. High Yield Fund                                         May 1, 2000
Invesco V.I. International Growth Fund                               May 1, 2000
Invesco V.I. Large Cap Growth Fund                                   September 1, 2003
Invesco V.I. Leisure Fund                                            April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                                September 10, 2001
Invesco V.I. Money Market Fund                                       May 1, 2000
Invesco V.I. Small Cap Equity Fund                                   September 1, 2003
Invesco V.I. Technology Fund                                         April 30, 2004
Invesco V.I. Utilities Fund                                          April 30, 2004
Invesco V.I. Dividend Growth Fund                                    February 12, 2010
Invesco V.I. Global Dividend Growth Fund                             February 12, 2010
Invesco V.I. High Yield Securities Fund                              February 12, 2010

                                                                     EFFECTIVE  DATE  OF
NAME  OF  FUND                                                       ADVISORY  AGREEMENT
-----------------------------------------------------------------    ---------------------
Invesco V.I. Income Builder Fund                                     February 12, 2010
Invesco V.I. S&P 500 Index Fund                                      February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund                         February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund                  February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund         February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund                          February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                                February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund                       February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund        February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund                     February 12, 2010
Invesco Van Kampen V.I. Government Fund                              February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund                       February 12, 2010
Invesco Van Kampen V.I. High Yield Fund                              February 12, 2010
Invesco Van Kampen V.I. International Growth Equity Fund             February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                          February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                           February 12, 2010
Invesco Van Kampen V.I. Value Fund                                   February 12, 2010"

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS          ANNUAL RATE*
------------------  ------------
First $250 million          0.95%
Next $250 million          0.925%
Next $500 million           0.90%
Next $1.5 billion          0.875%
Next $2.5 billion           0.85%
Next $2.5 billion          0.825%
Next $2.5 billion           0.80%
Over $10 billion           0.775%


------------
* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                        INVESCO V.I. BASIC BALANCED FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $150 million         0.75%
Over $150 million          0.50%

                         INVESCO V.I. BASIC VALUE FUND
                       INVESCO V.I. LARGE CAP GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million        0.695%
Next $250 million          0.67%
Next $500 million         0.645%
Next $1.5 billion          0.62%
Next $2.5 billion         0.595%
Next $2.5 billion          0.57%
Next $2.5 billion         0.545%
Over $10 billion           0.52%

                     INVESCO V.I. CAPITAL APPRECIATION FUND
                         INVESCO V.I. CORE EQUITY FUND

NET ASSETS             ANNUAL RATE
------------------     -----------
First $250 million            0.65%
Over $250 million             0.60%

                     INVESCO V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million        0.745%
Next $100 million          0.73%
Over $350 million         0.625%

                      INVESCO V.I. DIVERSIFIED INCOME FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million         0.60%
Over $250 million          0.55%

                           INVESCO V.I. DYNAMICS FUND
                       INVESCO V.I. SMALL CAP EQUITY FUND


NET ASSETS            ANNUAL RATE
------------------    ------------
First $250 million           0.745%
Next $250 million             0.73%
Next $500 million            0.715%
Next $1.5 billion             0.70%
Next $2.5 billion            0.685%
Next $2.5 billion             0.67%
Next $2.5 billion            0.655%
Over $10 billion              0.64%

                      INVESCO V.I. FINANCIAL SERVICES FUND
                      INVESCO V.I. GLOBAL HEALTH CARE FUND
                      INVESCO V.I. GLOBAL REAL ESTATE FUND
                           INVESCO V.I. LEISURE FUND
                          INVESCO V.I. TECHNOLOGY FUND

NET ASSETS            ANNUAL RATE
------------------    ------------
First $250 million            0.75%
Next $250 million             0.74%
Next $500 million             0.73%
Next $1.5 billion             0.72%
Next $2.5 billion             0.71%
Next $2.5 billion             0.70%
Next $2.5 billion             0.69%
Over $10 billion              0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million         0.50%
Over $250 million          0.45%

                          INVESCO V.I. HIGH YIELD FUND

NET ASSETS            ANNUAL RATE
------------------    ------------
First $200 million           0.625%
Next $300 million             0.55%
Next $500 million             0.50%
Over $1 billion               0.45%

                     INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS            ANNUAL RATE
------------------    ------------
First $250 million            0.75%
Over $250 million             0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million        0.725%
Next $500 million         0.700%
Next $500 million         0.675%
Over $1.5 billion          0.65%

                         INVESCO V.I. MONEY MARKET FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million         0.40%
Over $250 million          0.35%

                      INVESCO V.I. GLOBAL MULTI-ASSET FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million         0.67%
Next $250 million         0.655%
Next $500 million          0.64%
Next $1.5 billion         0.625%
Next $2.5 billion          0.61%
Next $2.5 billion         0.595%
Next $2.5 billion          0.58%
Over $10 billion          0.565%

                          INVESCO V.I. UTILITIES FUND

NET ASSETS  ANNUAL RATE
----------  -----------
All Assets         0.60%

                       INVESCO V.I. DIVIDEND GROWTH FUND
              INVESCO V.I. SELECT DIMENSIONS DIVIDEND GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million        0.545%
Next $750 million          0.42%
Next $1 billion           0.395%
Over $2 billion            0.37%

                    INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND
                INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND

NET ASSETS         ANNUAL RATE
-----------------  -----------
First $1 billion          0.67%
Next $500 million        0.645%
Next $1 billion           0.62%
Next $1 billion          0.595%
Next $1 billion           0.57%
Over $4.5 billion        0.545%

                    INVESCO V.I. HIGH YIELD SECURITIES FUND
                    INVESCO VAN KAMPEN V.I. HIGH YIELD FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.42%
Next $250 million         0.345%
Next $250 million         0.295%
Next $1 billion            0.27%
Next $1 billion           0.245%
Over $3 billion            0.22%

                        INVESCO V.I. INCOME BUILDER FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.67%
Over $500 million         0.645%

                        INVESCO V.I. S&P 500 INDEX FUND
          INVESCO V.I. SELECT DIMENSIONS EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS        ANNUAL RATE
----------------  -----------
First $2 billion         0.12%
Over $2 billion          0.10%

                  INVESCO V.I. SELECT DIMENSIONS BALANCED FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.52%
Over $500 million         0.495%

                  INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $250 million        0.695%
Next $250 million          0.67%
Next $500 million         0.645%
Next $500 billion          0.62%
Next $3.45 billion         0.60%
Next $250 million         0.595%
Next $2.25 billion         0.57%
Next $2.5 billion         0.545%
Over $10 billion           0.52%



                     INVESCO VAN KAMPEN V.I. COMSTOCK FUND
                 INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND


NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.60%
Over $500 million          0.55%


                 INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $150 million         0.50%
Next $100 million          0.45%
Next $100 million          0.40%
Over $350 million          0.35%

         INVESCO VAN KAMPEN V.I. GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $750 million         0.75%
Next $750 million          0.70%
Over $1.5 billion          0.65%

                    INVESCO VAN KAMPEN V.I. GOVERNMENT FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.50%
Next $500 million          0.45%
Over $1 billion            0.40%

            INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND

NET ASSETS        ANNUAL RATE
----------------  -----------
First $1 billion         0.75%
Over $1 billion          0.70%

                  INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.75%
Next $500 million          0.70%
Over $1 billion            0.65%

                   INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND

NET ASSETS        ANNUAL RATE
----------------  -----------
First $1 billion         0.72%
Over $1 billion          0.65%

                       INVESCO VAN KAMPEN V.I. VALUE FUND

NET ASSETS          ANNUAL RATE
------------------  -----------
First $500 million         0.55%
Next $500 million          0.50%
Over $1 billion            0.45%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.


     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.


                                                    AIM VARIABLE INSURANCE FUNDS
                                              (INVESCO VARIABLE INSURANCE FUNDS)


Attest: /s/  Peter  Davidson                  By: /s/  John  M.  Zerr
        ----------------------------              -----------------------------
        Assistant  Secretary                      John  M.  Zerr
                                                  Senior  Vice  President

(SEAL)

                                                          INVESCO ADVISERS, INC.


Attest: /s/  Peter  Davidson                  By: /s/  John  M.  Zerr
        ---------------------------               ------------------------------
        Assistant  Secretary                      John  M.  Zerr
                                                  Senior  Vice  President

(SEAL)